UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2009
Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Van Karman Avenue Suite 1000 Irvine, California	92612-1023
(Address of principal executive offices)	(Zip Code)

(949) 585-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reference is hereby made to the Credit Agreement, dated as of December 16, 2007 (as amended, modified and supplemented from time to time, the “Credit Agreement”), among Epicor Software Corporation (the “Company”), the subsidiaries of the Company party thereto as guarantors (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swingline Lender and L/C Issuer. On September 30, 2009, the Company entered into a Fourth Amendment (the “Fourth Amendment”) to the Credit Agreement, among the Company, the Guarantors, the Lenders identified on the signature pages thereto and the Administrative Agent.

Among other things, the Fourth Amendment (i) increased the applicable interest rates and the commitment fees payable under the loan facility, (ii) amended the financial covenants by deleting the total leverage ratio and fixed charge coverage ratio, lowering the maximum senior secured leverage ratio and adding a minimum EBITDA covenant and a minimum liquidity ratio, (iii) amended the definition of Consolidated EBITDA, which is used to calculate the leverage ratio and the definition of base rate under the Credit Agreement, and (iv) amended the maturity date from February 19, 2013 to September 30, 2012. Upon entering into the Fourth Amendment, the Company was required to repay in full the outstanding term loan under the Credit Agreement, which had an outstanding principal balance of $79 million. On September 30, 2009, the Company paid the outstanding term loan balance by drawing $72.5 million under the revolving facility and paying $6.5 million from cash on hand. In connection with the Fourth Amendment, the Company paid amendment fees to the Lenders approving the Fourth Amendment and an arrangement fee to Banc of America Securities LLC.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, which is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On October 6, 2009, Epicor Software Corporation (the “Company”) issued a press release entitled “Epicor Amends Credit Agreement To Maximize Operating Flexibility; Expects Q3 Non-GAAP EPS To Exceed Previously Provided Guidance” regarding, among other things, its expected preliminary financial results for its fiscal quarter ended September 30, 2009. The full text of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment, dated as of September 30, 2009, by and among Epicor Software Corporation, the Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Bank of America, N.A., as Administrative Agent

99.1	Press Release dated October 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: October 6, 2009	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment, dated as of September 30, 2009, by and among Epicor Software Corporation, the Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Bank of America, N.A., as Administrative Agent

99.1	Press Release dated October 6, 2009.